10f-3 Transactions Summary*
* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.




Fund

Security

Advisor
EIMCO
Transaction
Date

Cost

Offering Purchase

Broker

Underwriting
Syndicate
Members


Fund
New York Muni Bond Fund
Security
Dormitory Authority of the State of New York
"University of Rochester  Revenue Bonds, Series 2007"
Advisor
EIMCO
Transaction
Date
1/18/07
Cost
"$106,566,000"
Offering Purchase
0.59%
Broker
Lehman Brothers
Underwriting
Syndicate
Members
Citigroup
Banc of America Securities LLC
First Albany Capital
Wachovia Securities


Fund
New York Muni Bond Fund
Security
Triborough Bridge and Tunnel Authority
Advisor
EIMCO
Transaction
Date
6/14/06
Cost
"$6,235,000"
Offering Purchase
3.11%
Broker
UBS Investment Bank
Underwriting
Syndicate
Members
UBS Investment Bank
"Bear, Stearns & Co. Inc."
Citigroup
JP Morgan
"Wachovia Bank, N.A."

Fund
New York Muni Bond Fund
Security
New York State Environmental Facilities Corporation
Advisor
EIMCO
Transaction
Date
6/14/06
Cost
"$3,000,000"
Offering Purchase
0.68%
Broker
JP Morgan
Underwriting
Syndicate
Members
JP Morgan
Merrill Lynch & Co.
A.G. Edwards
Banc of America Securities LLC
"Wachovia Bank, National Association"

Fund
California Municipal Bond Fund
Security
California Housing Finance Agency
Advisor
EIMCO
Transaction
Date
1/16/08
Cost
"$4,000,000"
Offering Purchase
2.67%
Broker
"Goldman, Sachs & Co"
Underwriting
Syndicate
Members
"Goldman, Sachs & Co"
Bear Stearns & Co
Citi
"Wachovia Bank, N.A"
"Wachovia Bank, National Association"

Fund
Connecticut Municipal Bond Fund
Security
State of Connecticut Health and Educational Facilities Authority
Advisor
EIMCO
Transaction
Date
6/14/07
Cost
"$915,000"
Offering Purchase
1.94%
Broker
RBC Capital
Underwriting
Syndicate
Members
Webster Bank
"Wachovia Bank, N.A."



Fund
New York Muni Bond Fund
Security
Metropolitan Transportation Authority
Advisor
EIMCO
Transaction
Date
12/13/07
Cost
"$300,000"
Offering Purchase
0.07%
Broker
Citigroup
Underwriting
Syndicate
Members
J.P. Morgan
Lehman Brothers
Bear Stearns
"Wachovia Bank, N.A. "

Fund
Pennsylvania Municipal Bond Fund
Security
Puerto Rico Electric Power Auth Pwr SER TT
Advisor
EIMCO
Transaction
Date
5/3/07
Cost
"$2,705,000"
Offering Purchase
0.12%
Broker
JP Morgan
Underwriting
Syndicate
Members
UBS Investment Bank
"Wachovia Bank, N.A. "
Banc of America Securities LLC
BBVAPR MSD


Fund

Security

Advisor
EIMCO
Transaction
Date

Cost

Offering Purchase

Broker

Underwriting
Syndicate
Members